                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 DYNAGEN, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                                 DYNAGEN, INC.

                               840 MEMORIAL DRIVE


                              CAMBRIDGE, MA 02139



                                                                January 30, 1998


Dear Stockholder:


     You are cordially invited to attend the Special Meeting of Stockholders of DynaGen, Inc. (the "Company"). The meeting will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109, on March 4, 1998, beginning at 10:00 A.M. EST.


     As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify the Company at (617) 491-2527 so that appropriate arrangements can be made to accommodate all stockholders wishing to attend.

     Thank you for your cooperation, continued support and interest in DynaGen, Inc.

                                            Sincerely,

                                            Dhananjay G. Wadekar

                                            Chairman of the Board of Directors

                                 DYNAGEN, INC.
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                            TO BE HELD MARCH 4, 1998



     Notice is hereby given that a Special Meeting of Stockholders of DynaGen, Inc. (the "Company") will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109, on March 4, 1998, beginning at 10:00 A.M. EST, for the following purposes:


     1. To consider and act upon a proposed plan of recapitalization that will result in a one-for-ten reverse split of the Company's Common Stock.


     2. Conditional on approval of Proposal No. 1, to consider and act upon a proposal to approve the Company's 1998 Stock Option Plan.



     3. To transact such further business as may properly come before the Meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on January 9, 1998 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            Dhananjay G. Wadekar

                                            Chairman of the Board


Boston, Massachusetts

January 30, 1998


                            YOUR VOTE IS IMPORTANT.
             PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                      NOT YOU PLAN TO ATTEND THE MEETING.

                                 DYNAGEN, INC.

                               840 MEMORIAL DRIVE


                              CAMBRIDGE, MA 02139


                            ------------------------

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------


                                 MARCH 4, 1998



     Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of DynaGen, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on Wednesday, March 4, 1998, at 10:00 a.m. EST (the "Meeting"), at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109.



     Only stockholders of record as of January 9, 1998 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. As of that date, 47,807,366 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Also, the Company had issued and outstanding (i) 37,007 shares of Series A Convertible Preferred Stock, $0.01 par value (the "Series A Stock"), entitled to an aggregate of 35,877,661 votes, (ii) 12,515 shares of Series B Convertible Preferred Stock, $0.01 par value (the "Series B Stock"), entitled to an aggregate of 4,665,960 votes and (iii) 7,500 shares of Series C Convertible Preferred Stock, $0.01 par value (the "Series C Stock"), entitled to an aggregate of 5,100,000 votes (collectively, the Series A Stock, the Series B Stock and the Series C Stock are referred to as the "Preferred Stock"). The Company has no other voting securities outstanding. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Meeting or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to DynaGen, Inc., 840 Memorial Drive, Cambridge, MA 02139, Attention: Secretary, at or before the taking of the vote at the Meeting.



     The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. An affirmative vote of a majority of the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a class, is necessary to approve the proposal to amend the Company's Certificate of Incorporation. An affirmative vote of the majority of shares present in person or represented by proxy at the Meeting is required to approve the Company's 1998 Stock Option Plan. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions are included in the number of shares present or represented and voting and, therefore, will have the effect of negative votes. Broker non-votes are not so included, but have the effect of a vote "against" the proposal to amend the Certificate of Incorporation.



     The shares will be voted FOR each proposal if no specification is made.


     The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.


     THIS PROXY STATEMENT AND THE FORM OF PROXY WERE FIRST MAILED TO STOCKHOLDERS ON OR ABOUT JANUARY 30, 1998.

                                 PROPOSAL NO. 1


               PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF
           INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT


     The Board of Directors has adopted a resolution declaring the advisability of, and submitting to the stockholders for approval, a proposal to amend the Company's Certificate of Incorporation (the "Proposed Amendment") to effect a recapitalization the Company pursuant to which (i) each ten shares of Common Stock will be automatically converted into one new share of Common Stock and
(ii) the authorized Common Stock will consist of 75,000,000 shares, $0.01 par value per share (the "Reverse Split"). The text of the Proposed Amendment is set forth in Exhibit A to this Proxy Statement. Shares of the Company's Common Stock do not have preemptive or similar rights. The Reverse Split will become effective as of 5:00 p.m. EST on the date that the certificate of amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of Delaware (the "Effective Date"). If for any reason the Board of Directors deems it advisable, the Proposed Amendment may be abandoned at any time before the Effective Date, whether before or after the Meeting (even if such proposal has been approved by the stockholders).



     In lieu of issuing less than one whole share resulting from the Reverse Split to holders of a number of shares not divisible by ten, the Company will determine the fair value of each outstanding share of Common Stock held on the Effective Date immediately before the Reverse Split takes effect (the "Fractional Share Purchase Price"). The Company currently anticipates that the Fractional Share Purchase Price will be based on the average daily closing bid price per share of the Common Stock as reported by the primary trading market for the Company's Common Stock for the ten (10) trading days immediately preceding the Effective Date. In the event the Company determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of the Common Stock, the Company may base the Fractional Share Purchase Price on the fair market value of the Common Stock as reasonably determined in good faith by the Board of Directors of the Company. Stockholders who hold a number of shares not divisible by ten on the Effective Date immediately before the Reverse Split takes effect will be entitled to receive, in lieu of a fractional share, cash in an amount equal to the Fractional Share Purchase Price times the remainder left after dividing their total number of shares by ten ("Remainder Shares").


     As soon as practicable after the Effective Date, the Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates representing Common Stock issued and outstanding on the Effective Date immediately before the Reverse Split. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for certificates representing the number of whole shares of Common Stock (plus the Fractional Share Purchase Price for any Remainder Shares) into which the shares of Common Stock have been converted as a result of the Reverse Split. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. See "Exchange of Stock Certificates."


     THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.



PURPOSES OF THE REVERSE SPLIT



     Eligibility for Continued Listing on Nasdaq SmallCap Market



     The Company's Common Stock has been listed on the Nasdaq Stock Market, Inc. ("Nasdaq"), and has traded on the Nasdaq SmallCap Market (the "SmallCap Market"), since August 21, 1990, when the Company completed its initial public offering. Effective February 23, 1998, upon the implementation of new continued listing requirements of Nasdaq, the Company's Common Stock will be subject to delisting from the SmallCap Market if it does not meet such criteria.


     The Company is currently exploring a number of potential transactions designed to enable the Company to meet these criteria. However, there can be no assurance that the Company will consummate any such

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

transaction or that the consummation of any such transaction would result in the Company complying with the maintenance requirements.


     In August 1997, the Securities and Exchange Commission approved a proposal to revise maintenance criteria for securities traded on the SmallCap Market. The new listing criteria, which become effective on February 23, 1998, require, among other things, the minimum bid price of the Company's Common Stock to equal or exceed $1.00 per share. The closing price of the Company's Common stock on January 9, 1998 was approximately $0.09 per share. The Company believes that if the Proposed Amendment is approved by the stockholders at the Meeting, and the Reverse Split is effected, the Company's shares of Common Stock will have a significantly greater likelihood of reaching the minimum bid price in excess of $1.00 per share, and therefore will satisfy one of the above mentioned SmallCap Market maintenance criteria. However, the Reverse Split, even if it did have the effect of increasing the minimum bid price for the Company's Common Stock to greater than $1.00 per share, would not itself ensure the Company's continued listing on the SmallCap Market. In addition to satisfying the minimum bid price requirements the Company would also need to satisfy other criteria to maintain its listing, including maintaining (i) a market capitalization of at least $35,000,000, or net tangible assets of $2,000,000, or net income of $500,000 in the latest fiscal year or two of the last three fiscal years, (ii) a public float (i.e., shares held other than by officers, directors and beneficial owners of more than 10% of the total shares outstanding) of at least 500,000 shares,
(iii) a market value of the public float of at least $1,000,000, (iv) at least 300 shareholders (round lot holders), (v) at least two market makers and (vi) compliance with certain corporate governance requirements. The Company believes that it satisfies all of these other maintenance criteria except for the market capitalization criteria. As of January 1, 1998, the Company's market capitalization was approximately $6,525,000. There can be no assurance that the Company will be successful in meeting these maintenance criteria or that, even if these maintenance criteria are met, the Company will be able to continue to meet the new criteria. If the Reverse Split is not approved by the stockholders at the Meeting, then it is unlikely that the Company will meet the new listing maintenance criteria. The delisting of the Company's Common Stock from the SmallCap Market could adversely affect the liquidity of the Company's Common Stock and the ability of the Company to raise capital. If the Company's Common Stock is delisted from the SmallCap Market, the shares of Common Stock will likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the OTC Bulletin Board maintained by Nasdaq. If the Common Stock is listed on the OTC Bulletin Board or the pink sheets, then the spread between the bid and ask price of the shares of Common Stock is likely to be greater than at present and stockholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock. The Company's Common Stock is also listed on the Boston Stock Exchange.



     Effect of Low Trading Price on Market for Company's Securities



     The Board of Directors further believes that low trading prices of the Company's Common Stock may have an adverse impact upon the efficient operation of the trading market in the Company's securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. Also, the Company believes that some brokerage firms may be reluctant to recommend purchases of low-priced stock to their clients or make a market in such shares, which tendencies may adversely affect the Company. The Reverse Split may lessen these adverse effects if it results in a higher price per share of the Company's Common Stock. Stockholders should note that the effect of the Reverse Split upon the market prices for the Company's Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Reverse Split will be ten times the prices for shares of the Common Stock immediately prior to the Reverse Split. Furthermore, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time. In addition, the Reverse Split may have the effect of creating odd lots of stock (i.e., lots of fewer than 100 shares) for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

     Greater Availability of Common Stock for Future Issuances



     As of January 9, 1998, there were 47,807,366 shares of Common Stock issued and outstanding, and outstanding warrants, convertible debt, convertible preferred stock and options were convertible into approximately 98,860,000 shares of Common Stock. The number of shares of Common Stock which the Company may be required to issue upon conversion of shares of Preferred Stock fluctuates based on the trading price of the Common Stock from time to time. If the Company's Common Stock continues to trade at its present price (approximately $0.09 per share as of January 9), then the Company will not have adequate shares of Common Stock available when necessary for issuance upon conversion of Preferred Stock. One purpose of the Reverse Split is to ensure the Company's ability to meet its obligations to holders of its convertible securities.



     If the Reverse Split is approved, the Board of Directors would have the authority to issue approximately 60,333,263 additional shares of Common Stock without further stockholder approval. The Board of Directors believes that the Reverse Split would provide sufficient shares for issuance upon conversion of the Preferred Stock, as well as for such corporate purposes as the Board of Directors may determine to be necessary or desirable. These purposes may include, without limitation, acquiring other businesses in exchange for shares of Common Stock, entering into collaborative research arrangements with other companies or acquiring complementary technologies, products or businesses from third parties in exchange for Common Stock. Other corporate purposes may include issuing shares of Common Stock in connection with research and development relationships, strategic alliances or other corporate partnering programs and issuing shares of Common Stock to raise additional working capital for ongoing operations or planned research projects, and the financing of the Company's recent acquisition of a generic drug manufacturer. The Company may also issue additional shares of Common Stock to attract and retain valuable employees by the issuance of additional stock options, including additional shares reserved for future option grants under the Company's existing stock plans. The Company does not have any current commitments or agreements relating to any acquisitions.


     Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Certificate of Incorporation or By-Laws of the Company then in effect.

     The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company, however, will receive consideration for any additional shares of Common Stock issued, which could reduce or eliminate the economic effect to each stockholder of such dilution.


     Authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. The Board of Directors does not now plan to propose any anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use any issuance of Common Stock to impede a takeover attempt.



EFFECT OF THE REVERSE SPLIT


     As a result of the Reverse Split, the number of whole shares of Common Stock held by stockholders of record as of the close of business on the Effective Date will be equal to the number of shares of Common Stock held immediately prior to the close of business on the Effective Date divided by ten, plus cash in lieu of any fractional share. The authorized shares of Common Stock will consist of 75,000,000 shares, $0.01 par value per share. The Reverse Split will not affect a stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The terms of Common Stock and Preferred Stock, and the rights and privileges of the holders of such shares, will be unaffected by the Reverse Split. The number of shares of Common Stock issued and outstanding will be reduced. Consequently, the aggregate par value of the issued Common Stock will be lower, and the number of authorized but unissued shares of Common Stock will be greater, after the Reverse Split. Future issuances of Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding Common Stock. As the Reverse Split will increase the number of authorized but unissued shares of Common Stock, it may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Certificate of Incorporation or By-laws.

     Dissenting Stockholders will not have appraisal rights under Delaware law or under the Company's Certificate of Incorporation or By-laws.

     The Reverse Split may leave certain stockholders with an odd lot of the Company's Common Stock (i.e., a number of shares less than 100). These shares may be more difficult to sell, or require a greater commission to sell, than shares in multiples of 100.


     The Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act.


     Upon consummation of the Reverse Split, the total number of shares currently reserved for outstanding warrants, grants of stock options and all stock options previously granted would be decreased proportionately. The cash consideration payable per share upon exercise of the stock warrants and options would be increased proportionately.


EXCHANGE OF STOCK CERTIFICATES



     AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE, THE COMPANY INTENDS TO ENCOURAGE STOCKHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES EVIDENCING SHARES OF COMMON STOCK OUTSTANDING BEFORE THE EFFECTIVENESS OF THE REVERSE SPLIT ("OLD DYNAGEN SHARES") FOR CERTIFICATES REPRESENTING THE NUMBER OF WHOLE SHARES OF COMMON STOCK INTO WHICH THEIR OLD DYNAGEN SHARES HAVE BEEN CONVERTED AS A RESULT OF THE REVERSE SPLIT ("NEW DYNAGEN SHARES"), AS WELL AS CASH IN LIEU OF FRACTIONAL SHARES RESULTING FROM THE REVERSE SPLIT. AFTER THE EFFECTIVE DATE OF THE REVERSE SPLIT, CERTIFICATES FOR OLD DYNAGEN SHARES WILL REPRESENT ONLY THE RIGHT TO RECEIVE CERTIFICATES FOR NEW DYNAGEN SHARES WHEN SURRENDERED. AT THE EFFECTIVE DATE OF THE REVERSE SPLIT, THE OLD DYNAGEN SHARES WILL CEASE TO EXIST AND THEREAFTER, ALL TRADING ACTIVITY AND MARKET QUOTATIONS FOR THE COMPANY'S COMMON STOCK WILL BE EXCLUSIVELY IN NEW DYNAGEN SHARES.



     STOCKHOLDERS WILL BE FURNISHED WITH THE NECESSARY MATERIALS AND INSTRUCTIONS FOR THE SURRENDER AND EXCHANGE OF STOCK CERTIFICATES AT THE APPROPRIATE TIME BY THE COMPANY'S DESIGNATED EXCHANGE AGENT. STOCKHOLDERS WILL NOT BE REQUIRED TO PAY A TRANSFER OR OTHER FEE IN CONNECTION WITH THE EXCHANGE OF CERTIFICATES.



     STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES TO THE EXCHANGE AGENT UNTIL REQUESTED TO DO SO.



FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT


     The following general description of certain federal income tax consequences of the Reverse Split is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this Proxy Statement. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion is for general information only and does not address aspects of federal income taxation that may be relevant to special classes of taxpayers, such as non-resident aliens, broker-dealers, tax-exempt organizations, banks or insurance companies, and does not discuss the tax consequences under the laws of any foreign, state or local jurisdiction. Stockholders are urged to consult their own tax advisors as to the federal, state, local and foreign tax consequences to them of the Reverse Split.


     The Company believes that the Reverse Split will constitute a reorganization within the meaning of section 368(a)(1)(E) of the Code. Accordingly, the Reverse Split will have the following federal income tax consequences:



          1. No gain or loss will be recognized by holders of Old DynaGen Shares upon their receipt in exchange therefor in the Reverse Split of New DynaGen Shares.



          2. A stockholder who receives cash in the Reverse Split will recognize gain to the extent that such cash exceeds his adjusted tax basis in the Old DynaGen Shares. Such gain will be capital gain provided the stockholder holds the Old DynaGen Shares as capital assets at the time of the Reverse Split.



          3. A stockholder's aggregate tax basis in the New DynaGen Shares received in the Reverse Split will equal his aggregate tax basis in the Old DynaGen Shares surrendered in exchange therefor, reduced by any cash received and increased by the gain recognized by such stockholder.



          4. The holding period of New DynaGen Shares received in the Reverse Split will include the period for which the Old DynaGen Shares surrendered in exchange therefore were held, provided that the Old DynaGen Shares are here held as capital assets at the time of the Reverse Split.


          5. The Company will recognize no gain or loss as a result of the Reverse Split.


VOTE REQUIRED



     The Proposed Amendment would effect the Reverse Split. Approval of the Proposed Amendment would require the affirmative vote of a majority of all of the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a class.


     The Board of Directors reserves the right to abandon the Proposed Amendment without further action by the stockholders at any time before the filing of the certificate of amendment to the Company's Certificate of Incorporation effecting the Proposed Amendment with the Delaware Secretary of State, notwithstanding authorization of the Proposed Amendment by the stockholders.

     The foregoing summary of the Proposed Amendment is qualified in its entirety by reference to the complete text of the Proposed Amendment, which is set forth as Exhibit A to this Proxy Statement.

                                 PROPOSAL NO. 2

                             1998 STOCK OPTION PLAN


     Proposal No. 2, to approve the Company's 1998 Stock Option Plan, will be placed before the stockholders for a vote at the meeting only if the Proposed Amendment which is the subject of Proposal No. 1 is approved by the Stockholders.



     The Board of Directors believes that the Company's ability to continue to attract and retain qualified employment candidates is in large part dependent upon the Company's ability to provide such employment candidates long-term, equity-based incentives in the form of stock options as part of their compensation. As of December 31, 1997, 1,650,841 shares remained available for future option grants under the Company's 1991 Stock Plan and there were no shares available for grant under the 1989 Stock Option Plan. The Board of Directors believes that the shares remaining available for future option grants under the 1991 Plan and 1989 Plan are insufficient for such purposes.



     The Board of Directors of the Company has adopted the 1998 Stock Option Plan (the "1998 Plan"), subject to approval by the stockholders. A total of 2,500,000 shares of Common Stock (after giving effect to the Reverse Split) are reserved for issuance under the 1998 Plan. Under the Internal Revenue Code (the "Code"), stockholder approval of the 1998 Plan is necessary for stock options relating to the shares issuable under the 1998 Plan to qualify as incentive stock options under Section 422 of the Code. In addition, Nasdaq Stock Market, Inc. rules (the "Nasdaq Rules") require stockholder approval of the 1998 Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together as a class, present or represented at the meeting and voting on the 1998 Plan. The full text of the 1998 Plan as adopted by the Board of Directors is printed as Appendix A, beginning on page A-1. A summary of some of its provisions is set forth hereinafter under the caption "Benefit Plans."



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities as of January 1, 1998, by (i) each person or entity known to the Company to own beneficially five percent or more of the Company's Series A Stock, Series B Stock, Series C Stock and Common Stock, (ii) each of the Company's directors, (iii) the Company's Principal Executive Officer and each of the other Named Executive Officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.


                                                           SHARES BENEFICIALLY OWNED(1)
                               -------------------------------------------------------------------------------------
                                                               SERIES A            SERIES B            SERIES C
                                     COMMON STOCK                STOCK               STOCK               STOCK
                               -------------------------   -----------------   -----------------   -----------------
                                              PERCENT(2)            PERCENT             PERCENT             PERCENT
      NAME AND ADDRESS           NUMBER        OF CLASS    NUMBER   OF CLASS   NUMBER   OF CLASS   NUMBER   OF CLASS
-----------------------------  ----------     ----------   ------   --------   ------   --------   ------   --------
Dhananjay G. Wadekar.........   1,351,250         3.2%        --        --        --        --        --        --
  c/o DynaGen, Inc.
  840 Memorial Drive
  Cambridge, MA 02139
Dr. Indu A. Muni.............   1,137,250         2.7%        --        --        --        --        --        --
  c/o DynaGen, Inc.
  840 Memorial Drive
  Cambridge, MA 02139
Dr. F. Howard Schneider......     272,859(3)        *         --        --        --        --        --        --
  c/o DynaGen, Inc.
  840 Memorial Drive
  Cambridge, MA 02139
Steven Georgiev..............      82,500(4)        *         --        --        --        --        --        --
  c/o DynaGen, Inc.
  840 Memorial Drive
  Cambridge, MA 02139
Dr. Michael Sorell...........      82,500(4)        *         --        --        --        --        --        --
  115 East 92nd Street
  New York, NY 10128
Ardsen Financial S.A.........   3,753,399(5)      8.1%     3,580       9.7%       --        --        --        --
  P.O. Box 9765
  123 Birmensdarfer St.
  8036 Zurich
  Switzerland
Voica Trading S.A............   3,302,572(5)      7.2%     3,150       8.5%       --        --        --        --
  P.O. Box 9765
  123 Birmensdarfer St.
  8036 Zurich
  Switzerland
Taib Bank E.C................   2,830,776(5)      6.2%     2,700       7.3%       --        --        --        --
  Sahl Centre, Diplomatic
    Area
  P.O. Box 20485
  Manama, Bahrain
Colbo KFT....................   2,170,262(5)      4.9%     2,070       5.6%       --        --        --        --
  Mogurt Raktarhaz Gyari ut
  2310 Szigetszentimikios
  Hungary
Sovereign Partners L.P.......   2,096,871(5)      4.7%     2,000       5.4%       --        --        --        --
  Executive Pavilion
  90 Grove Street
  Ridgewood, CT 06878

                                                           SHARES BENEFICIALLY OWNED(1)
                               -------------------------------------------------------------------------------------
                                                               SERIES A            SERIES B            SERIES C
                                     COMMON STOCK                STOCK               STOCK               STOCK
                               -------------------------   -----------------   -----------------   -----------------
                                              PERCENT(2)            PERCENT             PERCENT             PERCENT
      NAME AND ADDRESS           NUMBER        OF CLASS    NUMBER   OF CLASS   NUMBER   OF CLASS   NUMBER   OF CLASS
-----------------------------  ----------     ----------   ------   --------   ------   --------   ------   --------
Legong Investments N.V.......   4,822,804(5)     10.2%     4,600      12.4%       --        --        --        --
  c/o MIT Fund Management LTD
  1171 East Putnam Avenue
  Riverside, CT 06878
RIC Asset Limited............   4,508,273(5)      9.6%     4,300      11.6%       --        --        --        --
  c/o Rana Investment Co.
  P.O. Box 60148
  Riyadh 11545
  Saudi Arabia
The Endeavor Capital Fund
  S.A........................  10,093,246(6)     19.2%     4,607      12.5%       --        --     7,500       100%
  c/o Endeavor Management
  14/14 Divrei Chaim St.
  Jerusalem 94479, Israel
Gross Foundation.............   2,621,089(5)      5.8%     2,500       6.8%       --        --        --        --
  1660 49th St.
  Brooklyn, NY 11204
Julius Baer Securities,
  Inc........................   4,906,261(7)     10.4%        --        --     7,500      59.9%       --        --
  As agent for certain
  non - U.S. persons
  330 Madison Ave.
  New York, NY 10017
Coutts & Co. AG..............   3,236,989(7)      7.1%        --        --     5,015      40.1%       --        --
  Talstrasse 59
  Zurich CH8022
  Switzerland
All directors and executive
  officers as group (6
  persons)...................   3,037,359(8)      7.1%        --        --        --        --        --        --


---------------

  * Less than one percent.

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Percentage ownership is based on 42,501,441 shares of Common Stock outstanding, plus securities deemed to be outstanding, with respect to individual stockholders, pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(3) Includes 202,859 shares issuable to Dr. Schneider pursuant to immediately exercisable stock options. Does not include 100 shares owned by Dr. Schneider's wife, of which he disclaims any beneficial interest or control.


(4) Consists of 82,500 shares issuable pursuant to immediately exercisable stock options.



(5) Represents shares issuable upon conversion of shares of Series A Stock. The terms of the Series A Stock prohibit the holder from converting shares of Series A Stock if such conversion would result in beneficial ownership of more than 4.9% of the outstanding Common Stock.



(6) Represents shares issuable upon conversion of Series A and Series C Stock. The terms of the Series A and Series C Stock prohibit the holder from converting shares of Series A or Series C Stock if such conversion would result in beneficial ownership of more than 4.9% of the outstanding Common Stock.



(7) Represents shares issuable upon an assumed conversion of Series B Stock. The terms of the Series B Stock prohibit the holder from converting shares of Series B Stock if such conversion would result in beneficial ownership of more than 4.9% of the outstanding Common Stock.



(8) Includes 457,859 shares issuable pursuant to immediately exercisable stock options.

                                 BENEFIT PLANS

1998 STOCK OPTION PLAN


     On January 9, 1998, the Company's Board of Directors adopted the Company's 1998 Stock Option Plan (the "1998 Plan"), subject to (i) the Company's stockholders approval at the Meeting and (ii) approval of the Reverse Split. A total of 2,500,000 shares of Common Stock (after giving effect to the Reverse Split) are reserved for issuance under the 1998 Plan. The 1998 Plan authorizes
(i) the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the grant of options that do not so qualify ("Nonqualified Options"). As of January 23, 1998, no options to purchase shares of Common Stock were outstanding under the 1998 Plan.


     The 1998 Plan is administered by the Board of Directors. The Board selects the individuals to whom awards will be granted, and determines the option exercise price and other terms of each award, subject to the provisions of the 1998 Plan.

     Incentive Options may be granted under the 1998 Plan to employees and officers of the Company, including members of the Board of Directors who are also employees. Nonqualified Options may be granted under the 1998 Plan to employees, officers, individuals providing services to the Company and members of the Board of Directors, whether or not they are employees of the Company.

     No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent ("greater-than-ten-percent-stockholders"). The exercise price for Incentive Options may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a greater-than-ten-percent-stockholder, not less than 110% of the fair market value. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options first becoming exercisable by any employee or officer in any calendar year may not exceed $100,000.

     Options are non-transferable except by will or by the laws of descent or distribution. Options generally may not be exercised after (i) termination by the Company for cause or voluntary termination by the optionee of the optionee's employment with the Company, (ii) sixty days following termination by the Company without cause of the optionee's employment with the Company, or (iii) in the event of the optionee's permanent and total disability or death, the earlier of the expiration date of such option or one year following the date of such disability or death.

     Payment of the exercise price for shares subject to options may be made with cash, certified check, bank draft, postal or express money order payable to the order of the Company for an amount equal to the exercise price for such shares, or, with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or, with the consent of the Company, a combination of the foregoing. Full payment for shares exercised must be made at the time of exercise.


     Shares underlying options which expire or terminate may be the subject of future options. The 1998 Plan terminates on January 9, 2008.



FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 1998 STOCK OPTION PLAN


     The grantee of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonqualified Option.

     The grantee of an Incentive Option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Option is made by the option holder within two years from the date of the grant of the Incentive Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated, for federal income tax purposes, as mid-term capital gain if the shares were held for more than 12 months but not more than 18 months and as long-term capital gain if the shares were held for more than 18 months. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be mid-term capital gain if the shares are held for more than 12 months but not more than 18 months, and long-term capital gain if the shares are held for more than 18 months).


     The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     In connection with the sale of the shares covered by Incentive Options, the Company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Option within two years of the date of the granting of the Incentive Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.


NEW PLAN BENEFITS


     Options under the 1998 Plan are granted by the Board of Directors on a discretionary basis. Therefore, the Company is unable to determine the dollar value and number of options which will be received by or allocated to, or which would have, had the 1998 Plan been in effect during 1997, been received by or allocated to, (i) any of the Company's executive officers, (ii) the Company's current executive officers, as a group, and (iii) the Company's employees who are not executive officers, as a group, as a result of the adoption of the 1998 Plan.


AMENDMENT OF 1998 PLAN


     The Company's Board of Directors may amend or terminate the 1998 Plan at any time and from time to time, except that the class of persons eligible to receive options may not be changed, nor the aggregate number of shares issuable thereunder increased, (other than pursuant to certain changes in the Company's capital structure) without the approval of the stockholders of the Company. The Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that rule may be amended from time to time.

                             EXECUTIVE COMPENSATION


     The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, June 30, 1996 and June 30, 1995 of (i) the Chief Executive Officer of the Company during 1997 and (ii) the other executive officers of the Company serving on December 31, 1997 whose salary and bonus for 1997 exceeded $100,000 (the "Named Executive Officers"):



                           SUMMARY COMPENSATION TABLE



                                                                              LONG-TERM
                                                                             COMPENSATION
                                                             ANNUAL             AWARDS
                                                          COMPENSATION       ------------
                                                       ------------------     SECURITIES      ALL OTHER
                 NAME AND                    FISCAL    SALARY(1)    BONUS     UNDERLYING     COMPENSATION
            PRINCIPAL POSITION                YEAR        ($)        ($)      OPTIONS(#)         ($)
------------------------------------------   ------    ---------    -----    ------------    ------------
Dr. Indu A. Muni..........................    1997     $ 124,300     --             --            252(2)
  President, Chief                            1996       115,500     --             --            304(2)
  Executive Officer and Treasurer             1995       115,500     --             --            304(2)
Dhananjay G. Wadekar......................    1997     $ 124,300     --             --            252(2)
  Executive Vice President                    1996       115,500     --             --            304(2)
                                              1995       115,500     --             --            304(2)
Dr. F. Howard Schneider...................    1997     $  98,898     --             --            252(2)
  Senior Vice President -- Technology         1996       115,500     --         10,000            304(2)
                                              1995       115,500     --             --            304(2)


---------------
(1) Other than salary described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.

(2) Amount represents the dollar value of group-term life insurance premiums paid by the Company for the benefit of the Named Executive Officer.


(3) Dr. Schneider resigned his position as Senior Vice President -- Technology on November 7, 1997. Dr. Schneider continues to serve on the Company's Board of Directors.



OPTION GRANTS


     No options were granted to any Named Executive Officer during fiscal 1997.


OPTION EXERCISES AND FISCAL YEAR-END VALUES


     The following table sets forth certain information concerning the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 1997. None of the Named Executive Officers Company exercised any stock options during fiscal 1997.

                         FISCAL YEAR-END OPTION VALUES


                                               NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED
                                                  OPTIONS HELD AT                  IN-THE-MONEY OPTIONS
                                               DECEMBER 31, 1997(#)            HELD AT DECEMBER 31, 1997(1)
                                           -----------------------------       -----------------------------
                                           EXERCISABLE     UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
                                           -----------     -------------       -----------     -------------
Dr. Indu A. Muni........................      --                --                --                --
Dhananjay G. Wadekar....................      --                --                --                --
Dr. F. Howard Schneider.................     202,859            --               $ 1,100            --



\

---------------
(1) Value is based on the December 31, 1997 closing price on the Nasdaq SmallCap Market of $0.13 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of shares.

EMPLOYMENT AND CONSULTING AGREEMENTS



     The Company has entered into employment agreements with Dr. Muni, the Company's President, Chief Executive Officer and Treasurer and Mr. Wadekar, the Company's Chairman of the Board and Executive Vice President. Dr. Schneider, the Company's Senior Vice President -- Technology, also had a similar agreement until his resignation from his position on November 7, 1997. Dr. Muni's agreement expires in August 1998, and Mr. Wadekar's agreement expires in October 1998.



     For 1997 the Board of Directors and the Compensation Committee set Dr. Muni and Mr. Wadekar's annual base salaries at $145,000 and approved an arrangement whereby Dr. Schneider was paid an annual base salary of $116,000 for a four-day work week. In addition, each of Dr. Muni, Mr. Wadekar and Dr. Schneider have agreed that (i) during his respective period of employment with the Company and for a period of one year thereafter, he will not engage in any business activity engaged in or under development by the Company and (ii) for a period of three years following his respective period of employment, he will not engage in any activities for any direct competitor similar or related to those activities engaged in during the preceding two years of employment with the Company. In the event the Company terminates Dr. Muni's or Mr. Wadekar's employment without cause, the Company is obligated to pay to him an amount equal to three months base salary.



COMPENSATION OF DIRECTORS



     Directors who are also employees of the Company are not compensated for attending meetings of the Board of Directors. The Company has instituted a policy of paying directors who are not employees of the Company a participation fee of $1,000 for each meeting of the Board of Directors attended and for each committee meeting attended, up to a maximum of $1,000 per calendar day, regardless of how may meetings occur on one day. All directors are also reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings and other services as directors. Directors are entitled to receive stock options under the 1998 Stock Option Plan, the 1991 Stock Plan and the 1989 Stock Option Plan.



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The Board of Directors and the Compensation Committee were responsible for determining compensation of executive officers of the Company. During fiscal 1997, Drs. Muni and Schneider and Mr. Wadekar served on the Board of Directors. None of these three officers was present during discussion of and abstained from voting with respect to his own compensation as an executive officer of the Company. The Board of Directors did not grant any options to Drs. Muni or Schneider or Mr. Wadekar during fiscal 1997.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


     None of the directors or executive officers of the Company has any interest in the adoption of Proposal Nos. 1 or 2 except that, with respect to the 1998 Stock Option Plan which is the subject of Proposal No. 2, in the future the Company's directors and executive officers might, in the discretion of the Board, be granted stock options.


                                 OTHER BUSINESS

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                             STOCKHOLDER PROPOSALS

     It is contemplated that the 1998 Annual Meeting of Stockholders will be held on or about June 30, 1998. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the 1998 Annual Meeting of Stockholders must have been received at the Company's principal executive offices not later than August 27, 1997, as stated in the Company's proxy statement for the 1997 Annual Meeting of Stockholders dated December 27, 1996.


                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Also, the Company may retain a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph, following the original solicitation.

                                            By Order of the Board of Directors,

                                            DHANANJAY G. WADEKAR
                                            Chairman of the Board


January 30, 1998



     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

                                   EXHIBIT A

                           TEXT OF PROPOSED AMENDMENT

     RESOLVED: That the Certificate of Incorporation of the corporation be amended by deleting Paragraph 4 thereof and inserting in its place the following paragraph:

     4. The total number of shares of stock which the corporation shall have authority to issue is 85,000,000 shares, consisting of 75,000,000 shares of common stock, having a par value of $0.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, having a par value of $0.01 per share (the "Preferred Stock").

     At the same time as the filing of this Amendment to the Certificate of Incorporation of the corporation with the Secretary of the State of Delaware becomes effective, each ten (10) shares of common stock of the corporation, par value of $0.01 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into one (1) fully paid and nonassessable share of Common Stock.

     Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the Common Stock for each ten (10) shares of the Old Common Stock previously represented by such certificate.

     No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of there being issued any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective.


     The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the corporation shall be as determined by the Board of Directors from time to time.

                                                                      APPENDIX A

                                 DYNAGEN, INC.

                             1998 STOCK OPTION PLAN


SECTION 1.  Purpose


     This 1998 Stock Option Plan (the "Plan") of DynaGen, Inc. a Delaware corporation (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company and its subsidiaries and for certain other individuals providing services to or acting as directors of the Company and its subsidiaries. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention, provided, however, that no option granted hereunder will qualify as an "incentive stock option" unless the Plan is approved by the stockholders of the Company within twelve months prior to or following the adoption of the Plan by the Board. The term "subsidiary" shall have the meaning set forth in Section 424 of the Code.


SECTION 2.  Administration


     2.1 Administration by the Board. The Plan shall be administered by the Board of Directors.

     2.2 Powers of the Board. Subject to the terms and conditions of the Plan, the Board shall have the power:

          (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

          (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Board may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Company and optionees;

          (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

          (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.


SECTION 3.  Stock


     3.1 Stock to be Issued. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued Common Stock, $0.01 par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 2,500,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2 Expiration, Cancellation or Termination of Option. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.


     3.3 Limitation on Grants. In no event may any Plan participant be granted options with respect to more than 800,000 shares of Common Stock under the Plan in any calendar year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.



SECTION 4.  Eligibility


     4.1 Persons Eligible. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or its subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its subsidiaries, and to members of the Board and consultants or other persons who render services to the Company (regardless of whether they are also employees).

     4.2 Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary (a "greater- than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

     4.3 Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or its subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).


SECTION 5.  Termination of Employment or Death of Optionee


     5.1 Termination of Employment. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

                  (a) the date of expiration thereof,

                  (b) the date of termination of the optionee's employment with or services to the Company by it for cause (as determined by the Company), or voluntarily by the optionee; or

                  (c) thirty days after the date of termination of the optionee's employment with or services to the Company by it without cause;

provided that Nonqualified Options granted to persons who are not employees of the Company need not, unless the Board determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

     An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or any subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

     As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     5.2 Death or Permanent Disability of Optionee. In the event of the death or permanent and total disability of the holder of an option prior to termination of the optionee's employment with or services to the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.


SECTION 6.  Terms of the Option Agreements


     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Board shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     6.1 Expiration of Option. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 hereof.

     6.2 Exercise. Subject to Section 7.3 hereof, each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the option.

     6.3 Purchase Price. The purchase price per share under each option shall be determined by the Board at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of the grant of the option as reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, the fair market value as determined by the Board.

     6.4 Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his or her lifetime, only by him or her.

     6.5 Rights of Optionees. Except as required under any law or regulation respecting, reporting or disclosure of beneficial ownership of securities, no optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the shares to the optionee.

     6.6 "Lockup" Agreement. The Board may in its discretion specify upon granting an option that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.  Method of Exercise; Payment of Purchase Price

     7.1 Method of Exercise. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     7.2 Payment of Purchase Price. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price for the number of shares specified in the Notice;

          (b) with the consent of the Board, shares of Common Stock of the Company having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Board, a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Board may determine in its discretion; provided that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (d) with the consent of the Board, such other consideration that is acceptable to the Board and that has a fair market value, as determined by the Board, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Board; or

          (e) with the consent of the Board, any combination of the foregoing. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

     7.3 Special Limits Affecting Section 16(b) Option Holders. Shares issuable upon exercise of options granted to a person who in the opinion of the Board may be deemed to be a director or officer of the Company within the meaning of Section 16(b) of the Exchange Act and the rules and regulations thereunder shall not be sold or disposed of until after the expiration of six months following the date of grant.

SECTION 8.  Changes in Company's Capital Structure

     8.1 Rights of Company. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 Recapitalization, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan, and the number and class of shares set forth in Section 3.3, shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     8.3 Merger without Change of Control. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

     8.4 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     8.5 Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

     8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Board, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  General Restrictions

     9.1 Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 Compliance with Securities Laws. The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

        The shares of stock represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Corporation has received an opinion of its counsel that such registration is not required, except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.3 Employment Obligation. The granting of any option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him or her.

SECTION 10.  Withholding Taxes

     10.1 Rights of Company. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of such shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Company may prescribe. The Company may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     10.2 Payment in Shares. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any employee who is subject to
Section 16 of the Exchange Act, the following additional restrictions shall apply:

          (a) the election to satisfy tax withholding obligations relating to an option exercise in the manner permitted by this Section 10.2 shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six (6) months prior to the date of exercise of the option;

          (b) such election shall be irrevocable;

          (c) such election shall be subject to the consent or approval of the Board; and

          (d) the Common Stock withheld to satisfy tax withholding, if granted at the discretion of the Board, must pertain to an option which has been held by the employee for at least six (6) months from the date of grant of the option.

     10.3 Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.  Amendment or Termination of Plan

     11.1 Amendment. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 8 hereof, the rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or such option without the consent of the holder of such option.

     11.2 Termination. The Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate the Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while the Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such Option. The power of the Board to construe and interpret the Plan and the Options granted prior to the termination of the Plan shall continue after such termination.

SECTION 12.  Nonexclusivity of Plan

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 13.  Effective Date and Duration of Plan

     The Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. Subject to the foregoing, options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board, and (b) all options issued prior to the date of such stockholders' approval shall contain a reference to such condition. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 11 hereof, whichever shall first occur.

SECTION 14.  Provisions of General Application

     14.1 Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, each of which shall remain in full force and effect.

     14.2 Construction. The headings in the Plan are included for convenience only and shall not in any way effect the meaning or interpretation of the Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to the Plan as a whole and not to any particular part of the Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     14.3 Further Assurances. The Company and any holder of an option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of the Plan and such option and to assure to the Company and such option holder the benefits contemplated by the Plan; provided, however, that neither the Company nor any option holder shall in any event be required to take any action inconsistent with the provisions of the Plan.

     14.4 Governing Law. The Plan and each Option shall be governed by the laws of the State of Delaware.

                                 *  *  *  *  *

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
         DYNAGEN, INC. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH
          THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN
                AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
                                    ENVELOPE.

                                  DYNAGEN, INC.


                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 4, 1998


      The undersigned stockholder of DynaGen, Inc. (the "Company"), revoking all prior proxies, hereby appoints Dhananjay G. Wadekar and David A. Broadwin, Esq., or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109 on March 4, 1998, beginning at 10:00 a.m. EST and at any adjournments thereof, upon matters set forth in the Notice of Special Meeting dated January 30, 1998 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

1. To amend the Company's Certificate of Incorporation to effect a one-for-ten reverse split of the Company's common stock, $0.01 par value per share.

 [  ]  FOR          [  ]  AGAINST         [  ]  ABSTAIN

2. To approve the 1998 Stock Option Plan.

 [  ]  FOR          [  ]  AGAINST         [  ]  ABSTAIN


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.


DATED:          , 1998                 Signature of Stockholder(s):

Mark here if Stockholder's address has changed:  [  ]

                                       New address: ____________________________


                                                    ____________________________


      Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting:  [  ]


                                       23